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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 14, 1997


              American Express Receivables Financing Corporation
                on behalf of the American Express Master Trust
               (Issuer in respect of the 6.05% Class A Accounts
                 Receivable Trust Certificates, Series 1992-1,
                  the 6.60% Class A Accounts Receivable Trust
                Certificates, Series 1992-2, the 5.375% Class A
            Accounts Receivable Trust Certificates, Series 1993-1,
          the 7.15% Class A Accounts Receivable Trust Certificates,
            Series 1994-1, the 7.60% Class A Accounts Receivable
        Trust Certificates, Series 1994-2, the 7.85% Class A Accounts
    Receivable Trust Certificates, Series 1994-3, the Class A Floating Rate
        Accounts Receivable Trust Certificates, Series 1996-1 and the
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2)

            (Exact name of registrant as specified in its charter)


                                         33-47812
                                         33-49106
                                         33-67502
       Delaware                          33-81634            13-3632012
(State or other jurisdiction           (Commission         (IRS Employer
    of incorporation)                  File Numbers)      Identification No.)


200 Vesey Street, New York, New York                           10285
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (212) 640-3975

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Item 5.  Other Events

     (a) Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated August 7, 1997 for the Distribution Date occurring on August 15, 1997 and the preceding Due Period from July 1 through July 31, 1997 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1 and 1996-2, occurring on
August 15, 1997, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1,
1994-1, 1994-2, 1994-3, 1996-1 and 1996-2 occurring on August 15, 1997, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits
20.1 and 20.2, respectively, and incorporated herein by reference.

    (b) On August 7, 1997, the Registrant amended the Receivable Purchase Agreement dated as of June 30, 1992 between American Express Travel Related Services Company, Inc. ("TRS"), as the seller of Receivables, and American Express Receivables Financing Corporation ("RFC"), as the purchaser of Receivables, so that the purchase price payable by RFC to TRS pursuant to the Receivable Purchase Agreement shall not be subject to adjustment in certain circumstances. This amendment does not affect settlements between RFC and the Trust.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                            Description

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1 and 1996-2, occurring on August 15, 1997.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-1, 1994-2,
                        1994-3, 1996-1 and 1996-2 occurring on
                        August 15, 1997.

Exhibit 20.3 Amendment No. 2, dated as of August 7, 1997, to the Receivable Purchase Agreement dated as of June 30, 1992, between American Express Travel Related Services Company, Inc. and American Express Receivables Financing Corporation.

Exhibit 99.1 Monthly Servicer's Certificate dated August 7, 1997 for the Distribution Date occurring on August 15, 1997 and the preceding Due Period from July 1 through
                        July 31, 1997 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.
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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                          AMERICAN EXPRESS MASTER TRUST


                                          By: /s/ Leslie R. Scharfstein
                                              ----------------------------
                                              Leslie R. Scharfstein
                                              (Vice President of American
                                              Express Receivables Financing
                                              Corporation, Originator of the
                                              American Express Master Trust)



Dated:   August 14, 1997
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                                 EXHIBIT INDEX


Designation                      Description                         Page
-----------                      -----------                         ----
Exhibit 20.1          Payment Date Statements relating to               5
                      interest distributions on the Class A
                      Certificates, Series 1996-1 and 1996-2,
                      occurring on August 15, 1997.

Exhibit 20.2          Payment Date Statements relating to              10
                      interest distributions on the Class B
                      Certificates, Series 1992-2,
                      1993-1, 1994-1, 1994-2, 1994-3, 1996-1
                      and 1996-2 occurring on August 15, 1997.

Exhibit 20.3          Amendment No. 2, dated as of August 7, 1997,     25
                      to the Receivable Purchase Agreement dated as of June 30, 1992, between American Express Travel Related Services Company, Inc. and
                      American Express Receivables Financing
                      Corporation.

Exhibit 99.1          Monthly Servicer's Certificate dated             30
                      August 7, 1997 for the Distribution Date occurring on August 15, 1997 and the preceding Due Period from July 1 through
                      July 31, 1997 provided to The Bank of New
                      York, as Trustee under the Agreement for the American Express Master Trust.
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